UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 29, 2017

(Date of earliest event reported)

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street, Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 29, 2017, Laboratory Corporation of America Holdings (the “Company”), together with its wholly owned subsidiary Covance Inc. (“Covance”), entered into a definitive agreement to acquire all of the share capital of Chiltern International Group Limited, a private limited company registered in Scotland (“Chiltern”), for $1.2 billion in cash, subject to customary adjustment for normalized working capital at closing (the “Acquisition”). The acquisition will be effected pursuant to a Share Purchase Agreement (the “Share Purchase Agreement”) among (i) Galaxy (GP) Limited, a Jersey limited company, as general partner of Galaxy Limited Partnership, a Jersey limited partnership and majority shareholder of Chiltern (“Galaxy”), (ii) Covance and (iii) the Company, as parent guarantor.

The Share Purchase Agreement contains customary representations and warranties of Galaxy and Covance. Additionally, the Share Purchase Agreement contains customary pre-closing covenants, including covenants requiring each party to use reasonable best efforts to cause the consummation of the transactions contemplated by the Share Purchase Agreement and requiring Galaxy to cause Chiltern’s business to operate in the ordinary course consistent with past practice.

Closing of the Acquisition is subject to customary conditions, including, among others: that the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired or been terminated; that certain non-US competition law approvals have been obtained; that the other party’s representations and warranties are true and correct (subject to certain materiality exceptions); that the other party has performed in all material respects its obligations under the Share Purchase Agreement; and that no governmental authority has taken any action that would enjoin, restrain or otherwise prohibit in any material respect the consummation of the Acquisition. Covance’s obligation to close the Acquisition also is conditioned on the absence of any material adverse effect on the business, financial condition or results of operations of Chiltern.

The Share Purchase Agreement also provides for certain mutual termination rights of Covance and Galaxy, including the right of either party to terminate the Share Purchase Agreement if the Acquisition is not consummated by October 27, 2017, subject to extension for an additional thirty days if applicable waiting periods or approvals under antitrust and competition laws have not expired or been obtained. Either party may also terminate the Share Purchase Agreement if a governmental authority shall have taken any action enjoining, restraining or otherwise prohibiting the Acquisition or if the other party shall have breached representations and warranties made in, or obligations under, the Share Purchase Agreement.

The foregoing description of the Share Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Share Purchase Agreement, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

The Company plans to finance the Acquisition with a combination of bank financing and bonds. The Acquisition includes no financing contingency.

The Share Purchase Agreement has been filed as an exhibit to this Form 8-K to provide investors with information regarding its terms. The Share Purchase Agreement is not intended to provide any other factual information about the Company, Covance, Galaxy or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Share Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Share Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under these agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Share Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure

On July 31, 2017, the Company and Chiltern issued a joint press release announcing they had entered into the Share Purchase Agreement. On July 31, 2017, the Company used an investor presentation in a conference call with investors. Copies of the press release and investor presentation are furnished with this Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to LabCorp or Chiltern, the management of either such company or the proposed transaction between LabCorp and Chiltern, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmaceutical industry, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents that LabCorp has filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the possibility that (1) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (2) problems may arise in successfully integrating the business of Chiltern with that of Covance and LabCorp or such integration may be more difficult, time-consuming or costly than expected; (3) the proposed transaction may involve unexpected costs; (4) the businesses may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with customers or retaining key employees; (5) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; or (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by LabCorp. LabCorp can give no assurance that either LabCorp or Chiltern will achieve its expectations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of LabCorp as described in the “Risk Factors” section of LabCorp’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by LabCorp from time to time with the SEC. LabCorp assumes no obligation to update or revise any forward-looking statements, as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Share Purchase Agreement, dated as of July 29, 2017, by and among Galaxy (GP) Limited, as general partner of Galaxy Limited Partnership, Covance Inc. and Laboratory Corporation of America Holdings.

99.1	Press Release, dated July 31, 2017, jointly issued by Laboratory Corporation of America Holdings and Chiltern International Limited.

99.2	Investor Presentation used in a conference call with investors, dated July 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2017	LABORATORY CORPORATION OF AMERICA HOLDINGS

	By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of July 29, 2017, by and among Galaxy (GP) Limited, as general partner of Galaxy Limited Partnership, Covance Inc. and Laboratory Corporation of America Holdings.

99.1	Press Release, dated July 31, 2017, jointly issued by Laboratory Corporation of America Holdings and Chiltern International Limited.

99.2	Investor Presentation used in a conference call with investors, dated July 31, 2017.